EXHIBIT 99.1



DONEGAL GROUP INC. ANNOUNCES RECORD EARNINGS FOR SECOND QUARTER



Ralph G. Spontak
Senior Vice President and Chief Financial Officer
Phone  (717) 426-1931
Fax      (717) 426-7009

                                                         For Immediate Release


         MARIETTA, Pennsylvania, July 18, 2003 - Donegal Group Inc.
(Nasdaq: DGICA and DGICB) today reported record operating results for the quarter and six months ended June 30, 2003.

         The Company's excellent underwriting results continued through the second quarter of this year with the Company posting record quarterly net income of $5,268,953, or $.56 per share on a diluted basis, compared to $3,178,834, or $.35 per share on a diluted basis, in the second quarter of 2002.

         The Company's combined ratio continued to improve from the strong results posted for the first quarter ending up the second quarter at an exceptional 92.3%, compared to 99.3% for the second quarter of 2002. The
Company's loss ratio was an outstanding 61.2% for the second quarter 2003 compared to 69.7% for the second quarter of 2002, with both commercial and personal lines showing improvement. The Company's expense ratio increased slightly, due to higher underwriting based incentives, resulting in a ratio of 30.6% for the second quarter of 2003 compared to 29.4% for the second quarter of 2002. The Company's workers' compensation policy dividend ratio increased slightly from 0.2% in the second quarter of 2002 to 0.5% in the second quarter of 2003.

         The strong operational results helped the Company increase its book value per common share to $15.49 as of June 30, 2003.

         "We are delighted that our expense control and underwriting efforts have resulted in improvements in the results of both our personal and commercial lines", stated Donald H. Nikolaus, President and Chief Executive Officer of
Donegal Group, "and even more pleased those improvements have resulted in our annualized return on equity improving to 13 percent through the first half of this year."

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         Net income of $9,113,385, or $.97 per share on a diluted basis, for the first six month of 2003 represented the highest first half earnings in the
Company's history, compared to $5,359,550, or $.59 per share on a diluted basis for the first six months of 2002. The Company's combined ratio for the six months ended June 30, 2003 was 94.7%, compared to 100.5% for the six months ended June 30, 2002, with all major lines of business showing improvement over the prior year.

         Revenues for the second quarter of 2003 were $52,826,818, an increase of 4.1% over a year earlier, with premiums earned for the second quarter of $48,433,689, a 5.0% increase over the second quarter of 2002. The lower interest rate environment impacted investment income which was down 10.6% to $3,315,710 compared to $3,710,282 for the second quarter of 2002 despite an increase in average invested assets.

         Yesterday the Company's Board of Directors declared a regular quarterly cash dividend of 11 cents per share of Class A Common Stock and 10 cents per share of Class B Common Stock payable August 15, 2003 to shareholders of record as of the close of business on August 1, 2003.

         The Company will hold a conference call and webcast on Friday July 18, 2003, beginning at 11:00 A. M. Eastern Time. You may participate in the conference call by calling 1-800-901-5213 (International 617-786-2962) Passcode
I. D. 53873373. An instant replay of the conference call will be available for 10 days by calling 1-888-286-8010 (Passcode I. D. 71251761).

         All statements contained in this release that are not historic facts are based on current expectations. Such statements are forward looking (as defined in the Private Securities Litigation Reform Act of 1995) in nature and involve a number of risks and uncertainties. Actual results may vary materially.
The factors that could cause actual results to vary materially include: The ability of the company to maintain profitable operations, the adequacy of the company's reserve for losses and loss adjusting expenses, business and economic conditions in the company's primary operating areas, competition from various insurance and non-insurance businesses, changes in regulatory requirements, and other risks that may be described from time to time in the reports Donegal is required to file with the Securities and Exchange Commission. Undue reliance should not be placed on any such forward looking statements.

                  Donegal Group Inc. is a regional property-casualty insurance holding company doing business in 14 Mid-Atlantic and Southern states through its insurance subsidiaries Atlantic States Insurance Company and Southern
Insurance Company of Virginia.


                                 (Tables Follow)


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                                                                    Second Quarter Ended
                                                -------------------------------------------------------------
                                                          June 30,                       June 30,
                                                            2003                           2002
                                                ----------------------------- -------------------------------

Net premiums earned                                        $48,433,689                     $46,110,512
Investment income,
     net of expenses                                         3,315,710                       3,710,282
Realized investment gains                                      216,370                          60,481
Total revenues                                              52,826,818                      50,736,803

Net income                                                  $5,268,953                      $3,178,834

Net income per common share
     Basic                                                    $   0.57                        $   0.35
     Diluted                                                  $   0.56                        $   0.35

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                                                                      Six Months Ended
                                                -------------------------------------------------------------
                                                          June 30,                       June 30,
                                                            2003                           2002
                                                ----------------------------- -------------------------------

Net premiums earned                                       $ 96,362,570                    $ 91,562,772
Investment income,
     net of expenses                                         6,680,228                       7,440,586
Realized investment gains                                       85,890                         187,259
Total revenues                                             105,012,237                     100,770,849

Net income                                                  $9,113,385                     $ 5,359,550

Net income per common share
     Basic                                                    $   0.99                        $   0.59
     Diluted                                                  $   0.97                        $   0.59

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                        Consolidated Statements of Income
                  (unaudited; in thousands, except share data)
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                                                                    Second Quarter Ended
                                                -------------------------------------------------------------
                                                          June 30,                          June 30,
                                                            2003                              2002
                                                ------------------------------ ------------------------------

Net premiums earned                                          $ 48,434                         $ 46,111
Investment income,
     net of investment expenses                                 3,316                            3,710
Realized investment gains                                         216                               61
Lease income                                                      211                              194
Service charge income                                             650                              661
                                                               ------                           ------
     Total revenues                                            52,827                           50,737
                                                               ------                           ------

Losses and loss expenses                                       29,658                           32,136
Amortization of deferred policy
     acquisition costs                                          7,545                            7,345
Other underwriting expenses                                     7,269                            6,189
Other expenses                                                    345                              211
Dividends                                                         228                              105
Interest                                                          307                              296
                                                               ------                           ------
     Total expenses                                            45,352                           46,282
                                                               ------                           ------

Income before income taxes                                      7,475                            4,455
     Income tax expense                                         2,206                            1,276
                                                                -----                            -----
Net income                                                  $  5,269                           $ 3,179
                                                            =========                          =======
Net income per common share
     Basic                                                   $  0.57                           $  0.35
                                                             --------                          -------
     Diluted                                                 $  0. 56                          $  0.35
                                                             --------                          -------


    Supplementary Financial Analysts' Data

Weighted average number of
   shares outstanding
     Basic                                                  9,269,029                        9,059,477
                                                            ---------                        ---------
     Diluted                                                9,424,050                        9,175,729
                                                            ---------                        ---------

Net written premiums                                         $ 53,184                         $ 51,652
                                                             --------                         --------

Book value per common share                                  $  15.49                         $  13.94
                                                             --------                         --------
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                                                                      Six Months Ended
                                                -------------------------------------------------------------
                                                          June 30,                         June 30,
                                                            2003                             2002
                                                ----------------------------- -------------------------------

Net premiums earned                                          $ 96,363                         $ 91,563
Investment income,
     net of investment expenses                                 6,680                            7,626
Realized investment gains                                          86                              187
Lease income                                                      413                              389
Service charge income                                           1,264                            1,191
Other Income                                                      206                             -
                                                              -------                          -------
                                                              105,012                          100,956
                                                              -------                          -------
    Total revenues

Losses and loss expenses                                       61,509                           63,434
Amortization of deferred policy
     acquisition costs                                         14,987                           14,730
Other underwriting expenses                                    14,292                           13,515
Other expenses                                                    675                              714
Dividends                                                         469                              571
Interest                                                          522                              621
                                                               ------                           ------
     Total expenses                                            92,454                           93,585
                                                               ------                           ------

Income before income taxes                                     12,558                            7,371
     Income tax expense                                         3,445                            2,024
                                                              -------                          -------
Net income                                                    $ 9,113                          $ 5,347
                                                              =======                          =======

Net income per common share
     Basic                                                    $  0.99                          $  0.59
                                                              -------                          -------
     Diluted                                                  $  0.97                          $  0.58
                                                              -------                          -------
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                     Supplementary Financial Analysts' Data


Net written premiums                 $ 103,524                         $ 99,967
                                     ---------                         --------

Weighted average number of
   shares outstanding
     Basic                           9,239,878                        9,044,899
                                     ---------                        ---------
     Diluted                         9,377,614                        9,150,208
                                     ---------                        ---------





                           Consolidated Balance Sheet
                  (unaudited; in thousands, except share data)
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                                                                  June 30, 2003                December 31, 2002
                                                                   -------------               ------------------

ASSETS
Investments:
         Fixed Maturities:
           Held to maturity, at amortized
cost                                                                 $ 106,781                      $ 86,702
           Available for sale, at fair value                           186,685                       194,732
           Equity securities, at fair value                             22,638                        21,836
           Short-term investments, at
                 cost, which approximates fair
                 value                                                  45,352                        29,029
                                                                        ------                        ------
                  Total investments                                    361,456                       332,299
Cash                                                                     2,326                         1,125
Premiums in course of collection                                        29,154                        26,287
Reinsurance receivable                                                  78,865                        83,207
Accrued investment income                                                3,598                         3,815
Deferred policy acquisition costs                                       15,521                        14,567
Prepaid reinsurance premiums                                            31,803                        27,854
Property and equipment, net                                              4,264                         4,430
Deferred income taxes                                                    6,511                         6,956
Other assets                                                             2,935                           678
                                                                     ---------                     ---------
                  Total assets                                       $ 536,433                     $ 501,218
                                                                     =========                     =========


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
         Unpaid losses and loss
                 settlement expenses                                 $ 209,650                     $ 210,692
         Unearned premiums                                             132,113                       121,002
         Accounts payable and accrued expenses                           6,195                         6,584
         Debt                                                           12,800                        19,800
         Due to affiliates                                               4,441                         4,080
            Other liabilities                                           12,362                         5,877
         Subordinate Debt                                               15,000                             0
                                                                       -------                       -------
                  Total liabilities                                    392,561                       368,035

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Shareholders' Equity
Preferred stock $1 par value;
authorized 2,000,000 shares,
none issued

            Class A common stock, $.01 par
            Value, Authorized 30,000,000
            shares, issued 6,369,829 and
            6,269,093 shares and
            outstanding 6,288,305 and                                       64                            63
            6,187,569 shares Class B common stock,
            $.01 par Value Authorized 10,000,000
            shares, issued 3,037,549 and                                    30                            30
            3,024,742 shares and outstanding
            2,996,787 and 2,983,980 shares
Additional paid-in capital                                              62,748                        60,652
Accumulated other comprehensive                                          6,322                         4,912
     income
Retained earnings                                                       75,600                        68,418
Treasury stock, at cost                                                  (892)                         (892)
                                                                     ---------                     ---------
Total stockholders' equity                                             143,872                       133,183
                                                                     ---------                     ---------
Total liabilities and shareholders' equity                           $ 536,433                     $ 501,218
                                                                     =========                     =========
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